                                                                    EXHIBIT 10.1

                                                         Schedule 2 to Indenture

                        SEMIANNUAL SERVICER'S CERTIFICATE
                 CENTERPOINT ENERGY TRANSITION BOND COMPANY, LLC
             (FORMERLY RELIANT ENERGY TRANSITION BOND COMPANY LLC)
                  $748,897,000 TRANSITION BONDS, SERIES 2001-1

Pursuant to Section 6 of Annex 1 to the Transition Property Servicing Agreement
            (the "Agreement"), dated as of October 24, 2001, between
                    CenterPoint Energy Houston Electric, LLC
            (formerly Reliant Energy, Incorporated), as Servicer, and
                 CenterPoint Energy Transition Bond Company, LLC
       (formerly Reliant Energy Transition Bond Company LLC), as Issuer,
                  the Servicer does hereby certify as follows:

      Capitalized terms used in this Semiannual Servicer's Certificate have their respective meanings as set forth in the Agreement. References herein to certain sections and subsections are references
          to the respective sections and subsections of the Agreement.

          Collection Periods: March 15, 2005 through September 14, 2005
                        Payment Date: September 15, 2005
                        Today's Date: September 14, 2005


1. COLLECTIONS ALLOCABLE AND AGGREGATE AMOUNTS AVAILABLE FOR CURRENT PAYMENT DATE:
         i.      Remittances for the March 15 through 31, 2005 Collection Period            4,492,003.28
         ii.     Remittances for the April 1 through 30, 2005 Collection Period             6,582,483.96
         iii.    Remittances for the May 1 through 31, 2005 Collection Period               7,028,290.51
         iv.     Remittances for the June 1 through 30, 2005 Collection Period              7,951,590.15
         v.      Remittances for the July 1 through 31, 2005 Collection Period              8,480,619.92
         vi.     Remittances for the August 1 through 31, 2005 Collection Period           10,428,602.93
         vii.    Remittances for the September 1 through 14, 2005 Collection Period         5,412,470.11
         viii.   Net Earnings on Collection Account                                           453,475.69    [3/1/05 through 8/31/05]
                                                                                           -------------
         ix.     General Subaccount Balance (sum of i through viii above)                  50,829,536.55

         x.      Reserve Subaccount Balance as of Prior Payment Date                        3,409,620.14
         xi.     Overcollateralization Subaccount Balance as of Prior Payment Date          1,092,141.46
         xii.    Capital Subaccount Balance as of Prior Payment Date                        3,744,485.00
                                                                                           -------------
         xiii.   Collection Account Balance (sum of ix through xii above)                  59,075,783.15
                                                                                           =============

2. OUTSTANDING AMOUNTS AS OF PRIOR PAYMENT DATE:
         i.      Class A-1 Principal Balance                                               26,068,480.00
         ii.     Class A-2 Principal Balance                                              118,000,000.00
         iii.    Class A-3 Principal Balance                                              130,000,000.00
         iv.     Class A-4 Principal Balance                                              385,897,000.00
                                                                                          --------------
         v.      Aggregate Principal Balance of all Series 2001-1 Transition Bonds        659,965,480.00
                                                                                          ==============

3. REQUIRED FUNDING/PAYMENTS AS OF CURRENT PAYMENT DATE:

                                                                                            Projected                 Semiannual
                                                                                            Principal                 Principal
                 Series 2001-1 Principal                                                     Balance                     Due
                 -----------------------                                                    ---------                 ----------
         i.      Class A-1                                                                          0.00            26,068,480.00
         ii.     Class A-2                                                                113,176,479.00             4,823,521.00
         iii.    Class A-3                                                                130,000,000.00                     0.00
         iv.     Class A-4                                                                385,897,000.00                     0.00
                                                                                          --------------            -------------
         v.      For all Series 2001-1 Transition Bonds                                   629,073,479.00            30,892,001.00
                                                                                          ==============            =============

                                                                                     Transition        Days in
                                                                                        Bond          Interest
                                                                                    Interest Rate     Period(1)      Interest Due
                                                                                    -------------     ---------      ------------
         vi.     Required Class A-1 Interest                                            3.840%           180           500,514.82
         vii.    Required Class A-2 Interest                                            4.760%           180         2,808,400.00
         viii.   Required Class A-3 Interest                                            5.160%           180         3,354,000.00
         ix.     Required Class A-4 Interest                                            5.630%           180        10,863,000.55

         (1) On 30/360 Day basis.

                                                                                                                        Funding
                                                                                           Required Level               Required
                                                                                           --------------               --------
         x.      Overcollateralization Subaccount                                           1,248,161.67               156,020.21
         xi.     Capital Subaccount                                                         3,744,485.00                     0.00




4. ALLOCATION OF REMITTANCES AS OF CURRENT PAYMENT DATE PURSUANT TO
   SECTION 8.02(D) OF INDENTURE:
         i.      Trustee Fees and Expenses                                                          0.00
         ii.     Servicing Fee                                                                187,224.25 (1)
         iii.    Administration Fee and Independent Managers Fee                               50,000.00 (2)
         iv.     Operating Expenses                                                            11,133.90 (3)
         v.      Semiannual Interest (including any past-due
                 Semiannual Interest for prior periods)

                                                                                                                      Per $1,000
                                                                                                                      of Original
                 Series 2001-1                                                                Aggregate             Principal Amount
                 -------------                                                             --------------           ----------------
                 1. Class A-1 Interest Payment                                                500,514.82                   4.35
                 2. Class A-2 Interest Payment                                              2,808,400.00                  23.80
                 3. Class A-3 Interest Payment                                              3,354,000.00                  25.80
                 4. Class A-4 Interest Payment                                             10,863,000.55                  28.15

         vi. Principal Due and Payable as a result of Event of Default or on Final Maturity Date

                                                                                                                      Per $1,000
                                                                                                                      of Original
                 Series 2001-1                                                                Aggregate             Principal Amount
                 -------------                                                             --------------           ----------------
                 1. Class A-1 Principal Payment                                                     0.00                   0.00
                 2. Class A-2 Principal Payment                                                     0.00                   0.00
                 3. Class A-3 Principal Payment                                                     0.00                   0.00
                 4. Class A-4 Principal Payment                                                     0.00                   0.00

         vii.    Semiannual Principal

                 Series 2001-1                                                                Aggregate             Principal Amount
                 -------------                                                             --------------           ----------------
                 1. Class A-1 Principal Payment                                            26,068,480.00                 226.68
                 2. Class A-2 Principal Payment                                             4,823,521.00                  40.88
                 3. Class A-3 Principal Payment                                                     0.00                   0.00
                 4. Class A-4 Principal Payment                                                     0.00                   0.00

         viii.   Amounts Payable to Credit Enhancement Providers (if applicable)                     N/A
         ix.     Operating Expenses not Paid under Clause (iv) above                                0.00
         x.      Funding of Capital Subaccount (to required level)                                  0.00
         xi.     Funding of Overcollateralization Subaccount (to required level)              156,020.21
         xii.    Net Earnings in Capital Subaccount Released to Issuer                         52,552.40
         xiii.   Deposits to Reserve Subaccount                                             1,954,689.42
         xiv.    Released to Issuer upon Series Retirement: Collection Account                      0.00

         (1) Servicing fee: $748,897,000 x .05% x 180/360 = $187,224.25
         (2) Administration fee: $50,000 x 180/180 = $50,000.00
         (3) Reimbursement to Administrator for fees/expenses paid to outside legal counsel ($5,876.90) and printer ($5,257.00)

5. SUBACCOUNT WITHDRAWALS AS OF CURRENT PAYMENT DATE
(IF APPLICABLE, PURSUANT TO SECTION 8.02(E) OF INDENTURE):
         i.      Reserve Subaccount (available for 4.i. through 4.xii.)                             0.00
         ii.     Overcollateralization Subaccount (available for 4.i. through 4.ix.)                0.00
         iii.    Capital Subaccount (available for 4.i. through 4.ix.)                              0.00
                                                                                                    ----
         iv.     Total Withdrawals                                                                  0.00
                                                                                                    ====

6. OUTSTANDING AMOUNT AND COLLECTION ACCOUNT BALANCE AS OF CURRENT PAYMENT DATE
(after giving effect to payments to be made on such Payment Date):

                 Series 2001-1
                 -------------
         i.      Class A-1 Principal Balance                                                        0.00
         ii.     Class A-2 Principal Balance                                              113,176,479.00
         iii.    Class A-3 Principal Balance                                              130,000,000.00
         iv.     Class A-4 Principal Balance                                              385,897,000.00
                                                                                          --------------
         v.      Aggregate Principal Balance for all Series 2001-1 Transition Bonds       629,073,479.00
                                                                                          ==============

         vi.     Reserve Subaccount Balance                                                 5,364,309.56
         vii.    Overcollateralization Subaccount Balance                                   1,248,161.67
         viii.   Capital Subaccount Balance                                                 3,744,485.00
                                                                                            ------------
         ix.     Aggregate Collection Account Balance                                      10,356,956.23
                                                                                           =============

7. SHORTFALLS IN INTEREST AND PRINCIPAL PAYMENTS AS OF CURRENT PAYMENT DATE
(after giving effect to payments to be made on such Payment Date):

         i.      Semiannual Interest
                 Series 2001-1
                 -------------
                 1. Class A-1 Bond Interest Payment                                                 0.00
                 2. Class A-2 Bond Interest Payment                                                 0.00
                 3. Class A-3 Bond Interest Payment                                                 0.00
                 4. Class A-4 Bond Interest Payment                                                 0.00

         ii.     Semiannual Principal
                 Series 2001-1
                 -------------
                 1. Class A-1 Principal Payment                                                     0.00
                 2. Class A-2 Principal Payment                                                     0.00
                 3. Class A-3 Principal Payment                                                     0.00
                 4. Class A-4 Principal Payment                                                     0.00

8. SHORTFALLS IN REQUIRED SUBACCOUNT LEVELS AS OF CURRENT PAYMENT DATE (after giving effect to payments to be made on such Payment Date):

         i.      Overcollateralization Subaccount                                                   0.00
         ii.     Capital Subaccount                                                                 0.00


IN WITNESS HEREOF, the undersigned has duly executed and delivered this Semiannual Servicer's Certificate this 14th day of September, 2005.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
(formerly RELIANT ENERGY, INCORPORATED), as Servicer

by: /s/ Marc Kilbride
    -------------------------------------------------
    Marc Kilbride
    Vice President and Treasurer